Exhibit 99.1

(Furnished herewith)

News Release

Media Inquiries:
PublicRelations@JohnDeere.com

Deere Reports Third Quarter Net Income of $1.379 Billion

●	Disciplined execution drives stronger-than-expected results in a dynamic market.
●	Net income guidance improved to $4.75 billion to $5.00 billion.
●	Order book trends reinforce 2026 as the bottom of the ag equipment cycle.

MOLINE, Illinois (August 20, 2026) — Deere & Company reported net income of $1.379 billion for the third quarter ended August 2, 2026, or $5.10 per share, compared with net income of $1.289 billion, or $4.75 per share, for the quarter ended July 27, 2025. For the first nine months of the year, net income attributable to Deere & Company was $3.808 billion, or $14.06 per share, compared with $3.962 billion, or $14.57 per share, for the same period last year.

Worldwide net sales and revenues increased 5 percent, to $12.608 billion, for the third quarter of 2026 and rose 7 percent, to $35.589 billion, for nine months. Net sales were $10.999 billion for the quarter and $30.779 billion for nine months, compared with $10.357 billion and $28.338 billion last year, respectively.

“Deere delivered a strong quarter, reflecting disciplined execution by our teams and continued resilience across our portfolio,” said John C. May, chairman and chief executive officer. “Our performance underscores the strength of our business, supported by stable U.S. market conditions, our ability to manage softer conditions in Brazil and Europe, and our commitment to helping customers succeed.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2026 is forecasted to be in a range of $4.75 billion to $5.00 billion.

“As we look ahead, we continue to believe 2026 will mark the bottom of the current ag equipment cycle,” May said. “Across our business, early order program trends, improving used-equipment inventories, and increasing customer adoption of our advanced technologies give us confidence that Deere is well positioned for long-term value creation.”

Deere & Company	Third Quarter			Year to Date
$ in millions, except per share amounts	2026	2025	% Change	2026	2025	% Change
Net sales and revenues	$12,608	$12,018	5%	$35,589	$33,290	7%
Net income	$1,379	$1,289	7%	$3,808	$3,962	-4%
Fully diluted EPS	$5.10	$4.75		$14.06	$14.57

Results for the prior periods presented were affected by special items. See Note 2 of the financial statements for further details. The company recorded tariff recoveries in the third quarter and first nine months of 2026 of $110 million and $382 million, respectively. The tariff impact for each segment is primarily included in the “Production Costs” category below.

Production & Precision Agriculture	Third Quarter
$ in millions	2026	2025	% Change
Net sales	$3,998	$4,273	-6%
Operating profit	$527	$580	-9%
Operating margin	13.2%	13.6%

Production & Precision Agriculture sales decreased for the quarter as a result of lower shipment volumes, partially offset by favorable price realization and foreign currency translation. Operating profit decreased primarily due to lower shipment volumes / sales mix and higher production costs, partially offset by favorable price realization and the effects of foreign currency exchange.

Production & Precision Agriculture Operating Profit

Third Quarter 2026 Compared to Third Quarter 2025

$ in millions

Small Agriculture & Turf	Third Quarter
$ in millions	2026	2025	% Change
Net sales	$3,383	$3,025	12%
Operating profit	$622	$485	28%
Operating margin	18.4%	16.0%

Small Agriculture & Turf sales increased for the quarter as a result of higher shipment volumes and favorable price realization. Operating profit increased primarily due to higher shipment volumes / sales mix and favorable price realization, partially offset by higher production costs.

Small Agriculture & Turf Operating Profit

Third Quarter 2026 Compared to Third Quarter 2025

$ in millions

Construction & Forestry	Third Quarter
$ in millions	2026	2025	% Change
Net sales	$3,618	$3,059	18%
Operating profit	$436	$237	84%
Operating margin	12.1%	7.7%

Construction & Forestry sales increased for the quarter primarily as a result of higher shipment volumes and favorable price realization. Operating profit increased primarily due to favorable price realization, partially offset by higher SA&G and R&D costs.

Construction & Forestry Operating Profit

Third Quarter 2026 Compared to Third Quarter 2025

$ in millions

Financial Services	Third Quarter
$ in millions	2026	2025	% Change
Net income	$219	$205	7%

Financial Services net income increased primarily due to favorable financing spreads, partially offset by the impact of a lower average portfolio.

Industry Outlook for Fiscal 2026
Agriculture & Turf
U.S. & Canada:
Large Ag	Down 15 to 20%
Small Ag & Turf	Flat to up 5%
Europe	Flat
South America (Tractors & Combines)	Down 15 to 20%
Asia	Flat

Construction & Forestry
U.S. & Canada:
Construction Equipment	Up 5 to 10%
Compact Construction Equipment	Up ~5%
Global Forestry	Down ~10%
Global Roadbuilding	Up ~10%

Deere Segment Outlook for Fiscal 2026

		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down ~10%	+2.5%	~ +1.0%
Small Ag & Turf	Up ~15%	+0.5%	~ +1.5%
Construction & Forestry	Up ~20%	+1.5%	~ +3.0%

Financial Services	Net Income	~ $870

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the sections entitled “Company Outlook & Summary,” “Industry Outlook for Fiscal 2026,” “Deere Segment Outlook for Fiscal 2026,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally, while others could more heavily affect a particular line of business.

Forward-looking statements are based on information currently available to the company and the company’s current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	the agricultural business cycle, which can be unpredictable and is affected by factors such as farm income, international trade, world grain stocks, crop yields, available farm acres, soil conditions, prices for commodities and livestock, input costs including the availability and price of fertilizer, government farm programs, and availability of transport for crops
●	construction and forestry activity, which is affected by factors such as housing starts and supply, real estate and housing prices, levels of residential and non-residential construction, public and private infrastructure development, and government policies and regulations
●	macroeconomic conditions, including unemployment, inflation, interest rate volatility, energy price increases resulting from geopolitical conflicts, changes in consumer sentiment and practices due to slower economic growth or a recession, and regional or global liquidity constraints
●	the uncertainty of government policies and actions with respect to the global trade environment, including increased and contested tariffs announced by the U.S. government and retaliatory trade regulations
●	political, economic, and social instability in the geographies in which the company operates

●	worldwide demand for food and different forms of renewable energy impacting the price of farm commodities and the resulting impacts on the demand for the company’s equipment
●	rationalization, restructuring, relocation, expansion, and/or reconfiguration of manufacturing and warehouse facilities
●	accurately forecasting customer demand for products and services, and adequately managing inventory
●	selling products domestically or internationally, managing increased costs of production, absorbing or passing on increased expenses, as well as accurately predicting financial results and industry trends
●	availability and price of raw materials, components, and whole goods
●	delays or disruptions in the company’s supply chain, including those arising from geopolitical conflicts
●	changes in climate patterns, unfavorable weather events, and natural disasters
●	suppliers’ and manufacturers’ business practices and compliance with applicable laws such as human rights, safety, environmental, and fair wages
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for the company’s products and solutions
●	attracting, developing, engaging, and retaining qualified employees
●	adapting in highly competitive markets, including understanding and meeting customers’ changing expectations for products and solutions, including delivery and utilization of precision technology
●	realizing the anticipated benefits of the company’s Smart Industrial Operating Model, achieving the company’s Leap Ambitions, and executing the company’s related business strategies in production systems, precision technologies, and aftermarket support
●	the company’s dealer network’s development and implementation of successful sales plans, management of new and used inventory, distribution of the company’s products, and support and service for the company’s precision technology solutions
●	achieving anticipated benefits of acquisitions and joint ventures, including challenges with successfully integrating operations and internal control processes
●	negative claims or publicity that damage the company’s reputation or brand
●	the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge
●	labor relations and contracts, including work stoppages and other disruptions
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the company’s information technology infrastructure and products
●	leveraging artificial intelligence and machine learning within the company’s business processes
●	changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with a variety of U.S., foreign, and international laws, regulations, and policies relating to, but not limited to the following: advertising, anti-bribery and anti-corruption, anti-money laundering, antitrust, consumer finance, cybersecurity, data privacy, encryption, environment (including climate change and engine emissions), farming, foreign exchange controls and cash repatriation restrictions, foreign ownership and investment, health and safety, human rights, import / export and trade, labor and employment, product liability, right-to-repair, tariffs, tax, telematics, and telecommunications
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy
●	warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations because of the deficient operation of the company’s products
●	investigations, claims, lawsuits, or other legal proceedings
●	loss of or challenges to intellectual property rights

Further information concerning the company or its businesses, including factors that could materially affect the company’s financial results, is included in the company’s other filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

THIRD QUARTER 2026 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Nine Months Ended
	August 2	July 27%		August 2	July 27%
	2026	2025	Change	2026	2025	Change
Net sales and revenues:
Production & Precision Ag net sales	$3,998	$4,273	-6	$11,664	$12,571	-7
Small Ag & Turf net sales	3,383	3,025	+12	9,036	7,767	+16
Construction & Forestry net sales	3,618	3,059	+18	10,079	8,000	+26
Financial Services revenues	1,371	1,418	-3	4,121	4,273	-4
Other revenues	238	243	-2	689	679	+1
Total net sales and revenues	$12,608	$12,018	+5	$35,589	$33,290	+7

Operating profit: *
Production & Precision Ag	$527	$580	-9	$1,372	$2,066	-34
Small Ag & Turf	622	485	+28	1,538	1,182	+30
Construction & Forestry	436	237	+84	1,134	681	+67
Financial Services	271	266	+2	823	740	+11
Total operating profit	1,856	1,568	+18	4,867	4,669	+4
Reconciling items **	52	60	-13	184	198	-7
Income taxes	(529)	(339)	+56	(1,243)	(905)	+37
Net income attributable to Deere & Company	$1,379	$1,289	+7	$3,808	$3,962	-4

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit of Financial Services includes the effect of interest expense and foreign exchange gains and losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Nine Months Ended August 2, 2026 and July 27, 2025

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Nine Months Ended
	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$10,999	$10,357	$30,779	$28,338
Finance and interest income	1,353	1,426	4,011	4,233
Other income	256	235	799	719
Total	12,608	12,018	35,589	33,290

Costs and Expenses
Cost of sales	7,939	7,570	22,486	20,215
Research and development expenses	567	556	1,704	1,631
Selling, administrative and general expenses	1,220	1,217	3,401	3,387
Interest expense	710	794	2,141	2,408
Other operating expenses	290	281	846	817
Total	10,726	10,418	30,578	28,458

Income of Consolidated Group before Income Taxes	1,882	1,600	5,011	4,832
Provision for income taxes	529	339	1,243	905

Income of Consolidated Group	1,353	1,261	3,768	3,927
Equity in income of unconsolidated affiliates	24	10	34	11

Net Income	1,377	1,271	3,802	3,938
Less: Net loss attributable to noncontrolling interests	(2)	(18)	(6)	(24)
Net Income Attributable to Deere & Company	$1,379	$1,289	$3,808	$3,962

Per Share Data
Basic	$5.11	$4.76	$14.10	$14.61
Diluted	5.10	4.75	14.06	14.57
Dividends declared	1.62	1.62	4.86	4.86
Dividends paid	1.62	1.62	4.86	4.71

Average Shares Outstanding
Basic	269.8	270.7	270.1	271.1
Diluted	270.7	271.4	270.8	271.9

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	August 2	November 2	July 27
	2026	2025	2025
Assets
Cash and cash equivalents	$8,928	$8,276	$8,580
Marketable securities	1,350	1,411	1,407
Trade accounts and notes receivable – net	7,723	5,317	6,103
Financing receivables – net	42,860	44,575	43,930
Financing receivables securitized – net	6,316	6,831	7,948
Other receivables	2,466	2,403	2,826
Equipment on operating leases – net	7,400	7,600	7,512
Inventories	7,811	7,406	7,713
Property and equipment – net	8,006	8,079	7,713
Goodwill	4,466	4,188	4,209
Other intangible assets – net	940	892	926
Retirement benefits	3,541	3,273	3,182
Deferred income taxes	2,343	2,284	2,209
Other assets	3,457	3,461	3,559
Total Assets	$107,607	$105,996	$107,817

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$17,115	$13,796	$14,607
Short-term securitization borrowings	6,095	6,596	7,610
Accounts payable and accrued expenses	13,668	13,909	13,582
Deferred income taxes	411	434	489
Long-term borrowings	40,626	43,544	44,429
Retirement benefits and other liabilities	1,651	1,710	1,836
Total liabilities	79,566	79,989	82,553

Redeemable noncontrolling interest	44	51	84

Stockholders’ Equity
Total Deere & Company stockholders’ equity	27,990	25,950	25,175
Noncontrolling interests	7	6	5
Total stockholders’ equity	27,997	25,956	25,180
Total Liabilities and Stockholders’ Equity	$107,607	$105,996	$107,817

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Nine Months Ended August 2, 2026 and July 27, 2025

(In millions of dollars) Unaudited

	2026	2025
Cash Flows from Operating Activities
Net income	$3,802	$3,938
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	205	258
Depreciation and amortization	1,787	1,668
Impairments and other adjustments		29
Share-based compensation expense	116	104
Credit for deferred income taxes	(61)	(102)
Changes in assets and liabilities:
Receivables related to sales	(1,252)	(494)
Inventories	(443)	(526)
Accounts payable and accrued expenses	(266)	(717)
Accrued income taxes payable/receivable	(119)	(147)
Retirement benefits	(367)	(813)
Other	(152)	266
Net cash provided by operating activities	3,250	3,464

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	19,922	19,712
Proceeds from maturities and sales of marketable securities	389	359
Proceeds from sales of equipment on operating leases	1,479	1,408
Cost of receivables acquired (excluding receivables related to sales)	(19,139)	(18,962)
Acquisitions of businesses, net of cash acquired	(455)	(89)
Purchases of marketable securities	(361)	(598)
Purchases of property and equipment	(716)	(852)
Cost of equipment on operating leases acquired	(1,933)	(2,009)
Collections of receivables from unconsolidated affiliates	197	334
Collateral on derivatives – net	(63)	127
Other	(145)	(231)
Net cash used for investing activities	(825)	(801)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	3,205	(2,060)
Proceeds from borrowings issued (original maturities greater than three months)	5,373	10,707
Payments of borrowings (original maturities greater than three months)	(8,338)	(7,743)
Repurchases of common stock	(697)	(1,136)
Dividends paid	(1,316)	(1,282)
Other	(55)	(43)
Net cash used for financing activities	(1,828)	(1,557)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	20	108

Net Increase in Cash, Cash Equivalents, and Restricted Cash	617	1,214
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	8,533	7,633
Cash, Cash Equivalents, and Restricted Cash at End of Period	$9,150	$8,847

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited
(1)	Acquisitions

In 2026, the company completed several acquisitions to advance the capabilities of its existing technology offerings, including the February acquisition of Tenna LLC (Tenna), a U.S. construction technology company that provides mixed-fleet equipment operations and asset tracking solutions, for a purchase price of $439 million, net of cash acquired. Tenna was assigned to the CF segment. The company also acquired other small-scale businesses assigned to the PPA, SAT, and CF segments for a combined purchase price consideration of $16 million, net of cash acquired. Most of the purchase price for these acquisitions was allocated to goodwill and other intangible assets.

In 2025, the company acquired businesses to advance the capabilities of the company’s existing technology offerings, providing customers with a more comprehensive set of tools to generate and use data to make decisions that improve profitability, efficiency, and sustainability. The combined cost of these acquisitions was $89 million, net of cash acquired. The businesses were assigned to the PPA and CF segments. Most of the purchase price for these acquisitions was allocated to goodwill and other intangible assets.

(2)	Special Items

Impairment

In the third quarter of 2025, the company recorded a non-cash charge of $61 million pretax ($49 million after-tax), primarily related to the trade name and customer relationship assets of external overseas battery operations. Of this amount, $53 million was recorded in “Selling, administrative and general expenses” and $8 million in “Cost of sales.” The charge is presented in “Impairments and other adjustments” in the statements of consolidated cash flows. The impairment resulted from slowing external demand for batteries, which indicated that it is probable future cash flows would not cover the carrying value of the assets.

Discrete Tax Items

In the first quarter of 2025, the company recorded favorable net discrete tax items primarily due to tax benefits of $110 million related to the realization of foreign net operating losses from the consolidation of certain subsidiaries and $53 million from an adjustment to an uncertain tax position of a foreign subsidiary.

Banco John Deere S.A.

In 2024, the company entered into an agreement with a Brazilian bank, Banco Bradesco S.A. (Bradesco), for Bradesco to invest and become a 50% owner of the company’s wholly-owned subsidiary in Brazil, Banco John Deere S.A. (BJD). BJD finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction is intended to reduce the company’s incremental risk as it continues to grow in the Brazilian market.

The BJD business was reclassified as held for sale in 2024. In January 2025, the valuation allowance on assets held for sale decreased, resulting in a pretax and after-tax gain (reversal of previous losses) of $32 million recorded in “Selling, administrative and general expenses” in the nine months ended July 27, 2025. The valuation allowance changes are presented in “Impairments and other adjustments” in the statements of consolidated cash flows.

The company deconsolidated BJD upon completion of the transaction in February 2025. The company accounts for its investment in BJD using the equity method of accounting and results of its operations are reported in “Equity in income (loss) of unconsolidated affiliates” within the Financial Services segment. The company reports investments in unconsolidated affiliates and receivables from unconsolidated affiliates in “Other assets” and “Other receivables,” respectively.

Summary of 2025 Special Items

The following table summarizes the operating profit impact of the special items recorded in millions of dollars for the three months and nine months ended July 27, 2025.

	Three Months					Nine Months
	PPA	SAT	CF	FS	Total	PPA	SAT	CF	FS	Total
2025 Expense (benefit):
Impairment	$28	$17	$16		$61	$28	$17	$16		$61
BJD measurement									$(32)	(32)
Total expense (benefit)	$28	$17	$16		$61	$28	$17	$16	$(32)	$29

(3)	The consolidated financial statements represent the consolidation of all the company’s subsidiaries. The supplemental consolidating data in Note 4 to the financial statements is presented for informational purposes. Equipment operations represent the enterprise without Financial Services. Equipment operations include the company’s Production & Precision Agriculture operations, Small Agriculture & Turf operations, Construction & Forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within Financial Services. Transactions between the equipment operations and Financial Services have been eliminated to arrive at the consolidated financial statements.

DEERE & COMPANY

(4) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended August 2, 2026 and July 27, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$10,999	$10,357					$10,999	$10,357
Finance and interest income	149	133	$1,383	$1,433	$(179)	$(140)	1,353	1,426	[1]
Other income	191	190	122	111	(57)	(66)	256	235	[2,3,4]
Total	11,339	10,680	1,505	1,544	(236)	(206)	12,608	12,018

Costs and Expenses
Cost of sales	7,950	7,578			(11)	(8)	7,939	7,570	[4]
Research and development expenses	567	556					567	556
Selling, administrative and general expenses	988	999	234	220	(2)	(2)	1,220	1,217	[4]
Interest expense	99	102	661	720	(50)	(28)	710	794	[1]
Interest compensation to Financial Services	129	112			(129)	(112)			[1]
Other operating expenses	(23)	(8)	357	345	(44)	(56)	290	281	[3,4,5]
Total	9,710	9,339	1,252	1,285	(236)	(206)	10,726	10,418

Income before Income Taxes	1,629	1,341	253	259			1,882	1,600
Provision for income taxes	472	274	57	65			529	339

Income after Income Taxes	1,157	1,067	196	194			1,353	1,261
Equity in income (loss) of unconsolidated affiliates	1	(1)	23	11			24	10

Net Income	1,158	1,066	219	205			1,377	1,271
Less: Net loss attributable to noncontrolling interests	(2)	(18)					(2)	(18)
Net Income Attributable to Deere & Company	$1,160	$1,084	$219	$205			$1,379	$1,289

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and Financial Services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Nine Months Ended August 2, 2026 and July 27, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$30,779	$28,338					$30,779	$28,338
Finance and interest income	379	351	$4,093	$4,268	$(461)	$(386)	4,011	4,233	[1]
Other income	616	580	408	350	(225)	(211)	799	719	[2,3,4]
Total	31,774	29,269	4,501	4,618	(686)	(597)	35,589	33,290

Costs and Expenses
Cost of sales	22,518	20,239			(32)	(24)	22,486	20,215	[4]
Research and development expenses	1,704	1,631					1,704	1,631
Selling, administrative and general expenses	2,775	2,761	632	632	(6)	(6)	3,401	3,387	[4]
Interest expense	294	282	1,973	2,206	(126)	(80)	2,141	2,408	[1]
Interest compensation to Financial Services	334	306			(334)	(306)			[1]
Other operating expenses	(59)	(47)	1,093	1,045	(188)	(181)	846	817	[3,4,5]
Total	27,566	25,172	3,698	3,883	(686)	(597)	30,578	28,458

Income before Income Taxes	4,208	4,097	803	735			5,011	4,832
Provision for income taxes	1,059	752	184	153			1,243	905

Income after Income Taxes	3,149	3,345	619	582			3,768	3,927
Equity in income (loss) of unconsolidated affiliates		(4)	34	15			34	11

Net Income	3,149	3,341	653	597			3,802	3,938
Less: Net loss attributable to noncontrolling interests	(6)	(24)					(6)	(24)
Net Income Attributable to Deere & Company	$3,155	$3,365	$653	$597			$3,808	$3,962

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and Financial Services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Aug 2	Nov 2	Jul 27	Aug 2	Nov 2	Jul 27	Aug 2	Nov 2	Jul 27	Aug 2	Nov 2	Jul 27
	2026	2025	2025	2026	2025	2025	2026	2025	2025	2026	2025	2025
Assets
Cash and cash equivalents	$6,607	$6,340	$6,641	$2,321	$1,936	$1,939				$8,928	$8,276	$8,580
Marketable securities	155	217	240	1,195	1,194	1,167				1,350	1,411	1,407
Receivables from Financial Services	5,364	4,649	3,649				$(5,364)	$(4,649)	$(3,649)				[6]
Trade accounts and notes receivable – net	1,472	1,316	1,335	8,442	5,900	7,064	(2,191)	(1,899)	(2,296)	7,723	5,317	6,103	[7]
Financing receivables – net	106	88	84	42,754	44,487	43,846				42,860	44,575	43,930
Financing receivables securitized – net	2	1	1	6,314	6,830	7,947				6,316	6,831	7,948
Other receivables	1,926	1,809	2,013	594	658	867	(54)	(64)	(54)	2,466	2,403	2,826	[8]
Equipment on operating leases – net				7,400	7,600	7,512				7,400	7,600	7,512
Inventories	7,811	7,406	7,713							7,811	7,406	7,713
Property and equipment – net	7,975	8,047	7,680	31	32	33				8,006	8,079	7,713
Goodwill	4,466	4,188	4,209							4,466	4,188	4,209
Other intangible assets – net	940	892	926							940	892	926
Retirement benefits	3,439	3,181	3,092	104	94	92	(2)	(2)	(2)	3,541	3,273	3,182
Deferred income taxes	2,487	2,507	2,471	47	46	44	(191)	(269)	(306)	2,343	2,284	2,209	[9]
Other assets	2,371	2,218	2,357	1,098	1,244	1,211	(12)	(1)	(9)	3,457	3,461	3,559
Total Assets	$45,121	$42,859	$42,411	$70,300	$70,021	$71,722	$(7,814)	$(6,884)	$(6,316)	$107,607	$105,996	$107,817

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$417	$414	$461	$16,698	$13,382	$14,146				$17,115	$13,796	$14,607
Short-term securitization borrowings	1	1		6,094	6,595	7,610				6,095	6,596	7,610
Payables to equipment operations				5,364	4,649	3,649	$(5,364)	$(4,649)	$(3,649)				[6]
Accounts payable and accrued expenses	12,796	12,757	12,795	3,129	3,116	3,146	(2,257)	(1,964)	(2,359)	13,668	13,909	13,582	[7,8]
Deferred income taxes	326	347	393	276	356	402	(191)	(269)	(306)	411	434	489	[9]
Long-term borrowings	8,907	8,756	8,789	31,719	34,788	35,640				40,626	43,544	44,429
Retirement benefits and other liabilities	1,586	1,646	1,767	67	66	71	(2)	(2)	(2)	1,651	1,710	1,836
Total liabilities	24,033	23,921	24,205	63,347	62,952	64,664	(7,814)	(6,884)	(6,316)	79,566	79,989	82,553

Redeemable noncontrolling interest	44	51	84							44	51	84

Stockholders’ Equity
Total Deere & Company stockholders’ equity	27,990	25,950	25,175	6,953	7,069	7,058	(6,953)	(7,069)	(7,058)	27,990	25,950	25,175	[10]
Noncontrolling interests	7	6	5							7	6	5
Financial Services’ equity	(6,953)	(7,069)	(7,058)				6,953	7,069	7,058				[10]
Adjusted total stockholders’ equity	21,044	18,887	18,122	6,953	7,069	7,058				27,997	25,956	25,180
Total Liabilities and Stockholders’ Equity	$45,121	$42,859	$42,411	$70,300	$70,021	$71,722	$(7,814)	$(6,884)	$(6,316)	$107,607	$105,996	$107,817

6 Elimination of receivables / payables between equipment operations and Financial Services.

7 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

8 Reclassification of other receivables / payables.

9 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Nine Months Ended August 2, 2026 and July 27, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Cash Flows from Operating Activities
Net income	$3,149	$3,341	$653	$597			$3,802	$3,938
Adjustments to reconcile net income to net cash provided by operating activities:
Provision (credit) for credit losses	(1)	18	206	240			205	258
Depreciation and amortization	1,042	965	821	804	$(76)	$(101)	1,787	1,668	[11]
Impairments and other adjustments		61		(32)				29
Share-based compensation expense					116	104	116	104	[12]
Distributed earnings of Financial Services	794	1,066			(794)	(1,066)			[13]
Provision (credit) for deferred income taxes	20	(242)	(81)	140			(61)	(102)
Changes in assets and liabilities:
Receivables related to sales	(123)	(66)			(1,129)	(428)	(1,252)	(494)	[14,16]
Inventories	(330)	(423)			(113)	(103)	(443)	(526)	[15]
Accounts payable and accrued expenses	61	(646)	(34)	69	(293)	(140)	(266)	(717)	[16]
Accrued income taxes payable/receivable	(99)	(89)	(20)	(58)			(119)	(147)
Retirement benefits	(359)	(770)	(8)	(43)			(367)	(813)
Other	(142)	123	71	182	(81)	(39)	(152)	266	[11,12,15]
Net cash provided by operating activities	4,012	3,338	1,608	1,899	(2,370)	(1,773)	3,250	3,464

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			20,261	20,178	(339)	(466)	19,922	19,712	[14]
Proceeds from maturities and sales of marketable securities	108	27	281	332			389	359
Proceeds from sales of equipment on operating leases			1,479	1,408			1,479	1,408
Cost of receivables acquired (excluding receivables related to sales)			(19,351)	(19,189)	212	227	(19,139)	(18,962)	[14]
Acquisitions of businesses, net of cash acquired	(455)	(89)					(455)	(89)
Purchases of marketable securities	(42)	(133)	(319)	(465)			(361)	(598)
Purchases of property and equipment	(714)	(851)	(2)	(1)			(716)	(852)
Cost of equipment on operating leases acquired			(2,086)	(2,148)	153	139	(1,933)	(2,009)	[15]
Increase in investment in Financial Services	(5)				5				[17]
Increase in trade and wholesale receivables			(1,550)	(807)	1,550	807			[14]
Collections of receivables from unconsolidated affiliates		189	197	145			197	334
Collateral on derivatives – net	1	4	(64)	123			(63)	127
Other	(72)	(75)	(73)	(156)			(145)	(231)
Net cash used for investing activities	(1,179)	(928)	(1,227)	(580)	1,581	707	(825)	(801)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	18	294	3,187	(2,354)			3,205	(2,060)
Change in intercompany receivables/payables	(735)	(660)	735	660
Proceeds from borrowings issued (original maturities greater than three months)	430	2,188	4,943	8,519			5,373	10,707
Payments of borrowings (original maturities greater than three months)	(262)	(863)	(8,076)	(6,880)			(8,338)	(7,743)
Repurchases of common stock	(697)	(1,136)					(697)	(1,136)
Capital investment from Equipment Operations			5		(5)				[17]
Dividends paid	(1,316)	(1,282)	(794)	(1,066)	794	1,066	(1,316)	(1,282)	[13]
Other	(27)	(25)	(28)	(18)			(55)	(43)
Net cash used for financing activities	(2,589)	(1,484)	(28)	(1,139)	789	1,066	(1,828)	(1,557)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	22	96	(2)	12			20	108

Net Increase in Cash, Cash Equivalents, and Restricted Cash	266	1,022	351	192			617	1,214
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	6,364	5,643	2,169	1,990			8,533	7,633
Cash, Cash Equivalents, and Restricted Cash at End of Period	$6,630	$6,665	$2,520	$2,182			$9,150	$8,847

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from Financial Services to the equipment operations, which are included in the equipment operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to Financial Services.

17 Elimination of change in investment from equipment operations to Financial Services.